UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2021
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed under Item 5.07 below, at the annual general meeting of shareholders of LyondellBasell Industries N.V. (the “Company”) held on May 28, 2021 (the “Annual Meeting”), the Company’s shareholders approved the amendment and restatement of the LyondellBasell Industries Long Term Incentive Plan (as amended and restated, the “Plan”). The amendments (i) authorize an additional 8,000,000 ordinary shares for issuance under the Plan; (ii) increase transparency regarding (a) the treatment of performance awards in the event of a Change in Control (as defined under the Plan) and (b) share usage and recycling in connection with stock appreciation rights and stock options; and (iii) eliminate certain outdated references to U.S. Internal Revenue Code Section 162(m), while retaining existing annual limits on the size of equity-based awards that may be granted to any employee in any single calendar year.
A description of the Plan, including the amendments, is set forth in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 12, 2021 (the “Proxy Statement”).
The foregoing description and summary of the Plan contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, attached hereto as Exhibit 10.1. The summary and full text of the Plan are each incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, shareholders representing 303,812,068 shares of the Company, or approximately 90.9% of shares entitled to vote at the Annual Meeting, were present in person or by proxy. The Company’s shareholders voted on and approved each of the matters set forth below.
Proposal 1

The election of 12 director nominees to serve as members of the board of directors of the Company until the annual general meeting of shareholders in 2022 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Jacques Aigrain	285,331,104	5,034,601	2,599,891	10,846,472
Lincoln Benet	286,724,949	6,166,230	74,417	10,846,472
Jagjeet (Jeet) Bindra	291,106,553	1,786,198	72,845	10,846,472
Robin Buchanan	283,229,727	7,139,502	2,596,367	10,846,472
Anthony (Tony) Chase	290,877,479	1,970,326	117,791	10,846,472
Stephen Cooper	291,984,224	902,563	78,809	10,846,472
Nance Dicciani	249,311,412	43,550,336	103,848	10,846,472
Robert (Bob) Dudley	292,526,778	352,924	85,894	10,846,472
Claire Farley	285,798,746	7,095,866	70,984	10,846,472
Michael Hanley	292,095,455	795,468	74,673	10,846,472
Albert Manifold	292,529,941	360,321	75,334	10,846,472
Bhavesh (Bob) Patel	291,873,366	1,013,831	78,399	10,846,472
Proposal 2
The discharge of directors from liability was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
291,608,427	536,895	820,274	10,846,472

Proposal 3
The adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2020 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
302,773,383	319,147	719,538
Proposal 4
The appointment of PricewaterhouseCoopers N.V. as the auditor of the Company’s Dutch statutory annual accounts for the year ending December 31, 2021 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
301,815,221	1,914,593	82,254
Proposal 5
The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
301,827,813	1,915,378	68,877
Proposal 6
An advisory resolution approving the compensation of the Company’s Named Executive Officers was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
283,513,644	9,098,772	353,180	10,846,472
Proposal 7

The authorization of the Board to repurchase up to 10% of the Company’s issued share capital, at prices ranging from the nominal value of the shares up to 110% of the market price for the shares, until November 28, 2022 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
301,639,185	1,607,969	564,914
Proposal 8

The cancellation of all or a portion of shares held in or repurchased into the Company’s treasury account was approved based on the following votes:

FOR	AGAINST	ABSTAIN
302,382,563	1,270,541	158,964

Proposal 9

The amendment and restatement of the Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
257,925,610	34,880,929	159,057	10,846,472
Proposal 10

The amendment and restatement of the LyondellBasell Industries N.V. Employee Stock Purchase Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
292,530,166	320,878	114,552	10,846,472

Item 8.01.     Other Events.
As discussed under Item 5.07 above, at the Annual Meeting, the Company’s shareholders approved a new share repurchase program authorizing the Company to repurchase up to 10% of the Company’s issued share capital as of the date of the Annual Meeting, or 34,004,563 shares, until November 28, 2022. The repurchases may be executed from time to time through open market or privately negotiated transactions, and the amount and timing of any future share repurchases will depend on, and be subject to, market conditions, general economic conditions, applicable legal requirements and other corporate considerations. The share repurchase program may be suspended or discontinued at any time and does not obligate the Company to acquire any particular number of shares.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibits Number	Description
10.1	LyondellBasell Industries Long Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	May 28, 2021	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and Chief Legal Officer